Exhibit 99.1
Investor Meetings Tony Earley, Executive ChairmanPeter Oleksiak, VP, Controller & Investor RelationsFebruary 22-23, 2011

Safe Harbor Statement The information contained herein is as of the date of this presentation. Many factors may impact forward-looking statements including, but not limited to, the following: economic conditions resulting in changes in demand, customer conservation and increased thefts of electricity and gas; changes in the economic and financial viability of our customers, suppliers, and trading counterparties, and the continued ability of such parties to perform their obligations to the Company; economic climate and population changes in the geographic areas where we do business; high levels of uncollectible accounts receivable; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; the potential for increased costs or delays in completion of significant construction projects; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements that include or could include carbon and more stringent emission controls, a renewable portfolio standard, energy efficiency mandates, a carbon tax or cap and trade structure and ash landfill regulations; nuclear regulations and operations associated with nuclear facilities; impact of electric and gas utility restructuring in Michigan, including legislative amendments and Customer Choice programs; employee relations and the impact of collective bargaining agreements; unplanned outages; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; volatility in the short-term natural gas storage markets impacting third-party storage revenues; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; the uncertainties of successful exploration of gas shale resources and challenges in estimating gas reserves with certainty; impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations, including any associated impact on rate structures; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals or new legislation; the cost of protecting assets against, or damage due to, terrorism or cyber attacks; the availability, cost, coverage and terms of insurance and stability of insurance providers; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; and binding arbitration, litigation and related appeals. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause our results to differ materially from those contained in any forward-looking statement. Any forward-looking statements refer only as of the date on which such statements are made. We undertake no obligation to update any forward- looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the "Forward-Looking Statements" section in each of DTE Energy's and Detroit Edison's 2010 Forms 10-K (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison.Cautionary Note - The Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as "probable reserves" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. You are urged to consider closely the disclosure in DTE Energy's 2010 Form 10-K, File No. 1-11607, available from our offices or from our website at www.dteenergy.com. You can also obtain these Forms from the SEC by calling 1-800-SEC-0330. 2

DTE Energy is an Integrated Energy Company

DTE Energy

Strong, Stable and Growing Utilities

~80% of DTE Energy's 2010 Earnings



Detroit Edison

- Electric generation and distribution
- 2.1 million customers
- Fully regulated by Michigan Public Service Commission (MPSC)



MichCon

- Natural gas distribution
- 1.2 million customers
- Fully regulated by MPSC

Complementary Non-Utility Businesses

~20% of DTE Energy's 2010 Earnings



Gas Storage & Pipelines



Unconventional Gas Production



Power & Industrial Projects



Energy Trading

3

2010 AccomplishmentsLong-Term Growth Strategy2011 Outlook 4

DTE Energy

2010 Overview







- **Achieved solid 2010 operating EPS growth of 9% year over year**
  - Earned authorized return on equity (ROE) at both utilities
  - Achieved solid earnings in our non-utility businesses
- **Cash flow and balance sheet metrics remain strong**
  - S&P upgraded DTE credit ratings in December 2010
  - Increased annual dividend 6%
- **Maintained intense focus on continuous improvement**
  - Utility O&M down nearly $100 million since 2005
  - MPSC complaints down 20% from 2009; 50% from 2005
  - Over 400,000 customer call backs in 2010 focused on improving customer satisfaction
- **Successfully executed growth investments**
  - Announced first major Detroit Edison renewable energy investment
  - Began construction of second scrubber at Monroe Power Plant
  - Launched several new projects that enable future growth at Power & Industrial Projects

5

Continuous Improvement (CI) Initiatives Driving Cost Reductions and Customer Satisfaction

DTE Energy


Utility O&M*
(millions)
$1,635
Pension, healthcare, environmental and inflation
Continuous Improvement cost reductions
$1,550
2005
2010

- CI initiatives have more than offset large, structural cost pressures over last 5 years
- Ultimate goal: manage rate affordability during heavy investment period
- Targeting additional cost savings to help offset inflation
- Driving all groups to top-quartile operating and cost performance
- In addition to cost savings, customer focused CI initiatives are:
  - Reducing outage frequency and duration
  - Providing better options for low-income customers
  - Improving fieldwork and outage communications

* Excludes bad debt expense, Energy Efficiency and Renewable Energy

6

DTE Energy

Regulatory Highlights

Constructive rate orders during first half of 2010 at both utilities

Continued focus on customer affordability drove regulatory actions during second half of 2010

Final Order Detroit Edison Rate Case
(U-15768)

Filed MichCon Rate Case
(U-16400)

Withdrew MichCon Rate Case
(U-16400)


Jan.
June
July
Oct.
Dec.

Final Order MichCon Rate Case
(U-15985)

Filed Detroit Edison Case with Alternatives to Lower Rate Request
(U-16472)

7

(CHART) Michigan Economy Continues to Show Signs of Improvement (CHART) Detroit Edison Temperature Normal Territory Sales - GWh Residential Residential Commercial Commercial Industrial Industrial Other Other 48,280 49,591 +21% (2%) (2%) Michigan Unemployment* (%) Utility Accounts Receivable Arrears (millions) Detroit Edison MichCon MichCon Detroit Edison $430 $320 * Source: Bureau of Labor Statistics +3% 8 (CHART)

2010 AccomplishmentsLong-Term Growth Strategy2011 Outlook 9

"Bridge" (CHART) 10 $2.82 $3.30 Growth and Value Creation * Reconciliation to GAAP reported earnings included in the appendix $2.89 DTE Energy Operating Earnings Per Share* $3.60 $3.55 CAGR = ~9% Targeting 5% - 6% Annual Growth

DTE Energy Financial Results & Outlook: Utilities

DTE Energy

2007 – 2010 Results

DTE Annual EPS Growth Rate of ~9%

- Combined utility growth 9%
- Focus on CI and improved regulation drove utilities to earn allowed ROE
- Pulled back investments during financial crisis

2011 Outlook

Bridge Year After Strong 2010

- Targeting ~3% combined utility growth
- Earn authorized ROE of 11%
- Significant renewable and environmental investments

Next 2 – 5 Years

Target 5% - 6% Annual DTE EPS Growth Rate

- Resume 5% - 6% annual growth at the utilities
- Targeting authorized ROE
- Renewable and environmental investments ramp up materially

Growth rates based on operating earnings; reconciliation to GAAP reported earnings included in the appendix; 2007-2010 growth is compound annual growth rate

11

(CHART) 12 Detroit Edison lowered capital spending during economic crisisThis temporarily slowed rate base growth / earnings growthRenewable investments ramp up materially over next 3 years~$200 million renewable project could be late 2011 or early 2012Environmental mandates also driving increased capital spendingAs a result, expect to see 5% - 6% annual EPS contribution growth Detroit Edison Capital Investment (Billions) $1.0 $0.8 $1.0 $0.8 $0.9 $1.0 $2.4 - $2.8 Investments Retimed During Economic Crisis

13 Detroit Edison Investment Profile, 2011 - 2013 Base Infrastructure$2.1 - $2.3 billion Investments in scrubbers, SCRs to meet Clean Air Act requirements Infrastructure investments to ensure the reliability of generation fleet and distribution systems Renewable Energy & Energy Efficiency$500 - $600 million New generation to meet Michigan RPS300 MWs of capacity required by 2013 - up to half Detroit Edison-owned wind generation EnvironmentalCompliance $800 - 900 million

Renewable Energy Investments

DTE Energy



17MW Wood-waste Biomass Facility Currently Operating
Gratiot County 200MW Wind Farm
25MW Wind Farm Currently Operating
Future Wind Development
Two 3.2MW Landfill Gas Facilities 2011 COD



Projected Earnings
(millions, after-tax)
$10 - $15
$25 - $35
~$50
Energy Efficiency
Renewable Energy
2011E
2012E
2013E
2014E
2015E

Investments funded through existing surcharge

★ **Gratiot County Wind Farm**

- Detroit Edison pursuing 200MW wind farm with partner;
  - Own 56 turbines (~90MW); ~$200 million capital investment
  - Purchase output of 69 additional turbines (~110MW)
- Construction began December 2010; acquisition in late 2011 or early 2012

★ **Future Wind Development**

- Approximately 78,000 acres of easements under contract by Detroit Edison in Huron County
- Interconnection studies are underway
- ITC received MISO approval for proposed 345 kV transmission lines and three new 345 kV substations; MPSC reviewing expedited siting application

14

Strengthen and expand MichCon's distribution systemMain renewal, pipeline integrity and meter relocation Investment in additional pipelines to connect our storage products to third parties Expansion projects provide increased storage for third party customers Distribution Other Retail MichCon Growth Opportunities Utility Storage & Transportation $500 - $600 million 2011-2013 investment plan focused on wholesale services for third parties and retail customer satisfaction Continued growth in appliance repair business 15

DTE Energy Financial Results & Outlook: Non-Utility

DTE Energy

2007 – 2010 Results	2011 Outlook	Next 2 – 5 Years
DTE Annual EPS Growth Rate of ~9%	**Bridge Year After Strong 2010**	**Target 5% - 6% Annual DTE EPS Growth Rate**
• 20% combined annual growth at Gas Storage & Pipelines (GSP) and Power & Industrial (P&I) • ~$45 million average operating earnings contribution at Energy Trading • Unconventional Gas sale: $1.5 billion gross proceeds	• P&I earnings lower due to absence of non-repeating items • Scaling up P&I Reduced Emissions Fuel and renewable investments • Continuing to identify GSP development opportunities • Energy Trading working to rebound from reduced 2010 performance levels • Positioning Unconventional Gas for monetization	• REF and renewable investments provide solid growth at P&I • Longer-term investments provide earnings growth at GSP • Energy Trading returns to historical profit levels • Monetize Unconventional Gas assets to fund growth

Growth rates based on operating earnings; reconciliation to GAAP reported earnings included in the appendix; 2007-2010 growth is compound annual growth rate

16

(CHART) *Reconciliation to GAAP reported earnings included in the appendix**Excludes corporate allocations, interest and overheads Power & Industrial Projects: Earnings Potential of Over $100 Million by 2015 Illustrative** 2010A 2009A 2011E Earnings Contribution by Project Type $85 2012E 2013E 2014E 17 Steel IndustryFuels 2015E $30 - $40 Over $100 Operating Earnings* (millions) BN Contract Higher Coke Pricing Reduced Emissions Fuel Renewable Energy Industrial Energy Services Long-term "take-or-pay" coke contracts provide stable earnings Purchased majority ownership of a 44MW coal-to- wood conversion project (Mt. Poso) in Nov. 2010 - Expected to be on-line in Q4 2011Stockton (45MW conversion project) expected to be on-line in Q1 2013 Completed sale of interest in one project in January 2011In negotiations with potential counterparties for additional transactions $40 - $50 $50 - $60 $75 - $85 2015 Earnings Contribution BN Contract Corporate allocations, interest and overheads ($60) - ($70)

Gas Storage & Pipeline: Development of Marcellus Shale Provides Future Growth Opportunities

DTE Energy



Storage Assets
Pipeline Interests
Vector
Chicago
Dawn
Union Gas
Trans Canada
Empire
Corning
Millennium
Iroquois
Ramapo
Marcellus Shale

Solid Operating Earnings* Growth

(millions)



Storage
Pipeline
$23
$34
$38
$49
$51
$53
~$70
2006
2007
2008
2009
2010
2011E
2012E
2013E
2014E
2015E

Growth Opportunities

Marcellus shale development creates growth opportunities for Millennium Pipeline

- Mainline expansions
- Bluestone pipeline
- Millennium to Iroquois (M-I) Connector

* Reconciliation to GAAP reported earnings included in the appendix

18

Successfully execute our investments in Detroit Edison renewable assetsTightly manage our Monroe Power Plant environmental investmentsExecute non-utility investments focused on premium returns and shareholder value creation Achieve operating EPS* of $3.40 - $3.70 in 2011Targeting 5%-6% long-term earnings per share growthPreserve our balance sheet strength Continue to drive to top quartile cost and operating performance across all business units Financial Performance Growth & Value Creation * Reconciliation to GAAP reported earnings included in the appendix 19 (CHART) $2.89 $3.30 $3.60 Operating Earnings Per Share* 2008A 2009A 2010A $3.40 - $3.70 2011Guidance Maintain intense focus on controlling capital investments that pressure customer affordability (CHART) Capital Investment (billions) $4.5 - $5.3 $0.6 - $0.9 $0.5 - $0.6 $3.4 - $3.8 Detroit Edison MichCon Non-Utility $0.6 $0.6 $2.6 $3.8 Summary: DTE Energy Financial Results & Outlook 2012Target 2013Target

2010 AccomplishmentsLong-Term Growth Strategy2011 Outlook 20

2011 Guidance Operating Earnings*(millions) 2011 Drivers * Reconciliation to GAAP reported earnings included in the appendix 2011 Guidance 2010 Actual 21 Productive outcome in Q4 2010 rate case filing; ongoing cost reductions; earn authorized ROE (11%) Earn authorized ROE (11%); lower midstream revenues; cost reductions offset inflation; normal weather Improvement over 2010; not expected to fully return to historical levels in 2011 Higher oil production in 2011; non-strategic lease impairments in 2010 Lower interest expense in 2011 Growth from new projects partially offsetting non- repeating 2010 earnings, including Steel Industry Fuels Stable earnings supported by long-term contracts

Detroit Edison General Rate Case Filing (U - 16472) 22 Detroit Edison's Estimated Net Rate Request* (CHART) Sales / Wholesale Revenue Rate Base / Capital Structure Benefit Expense / Other Total $116 $77 $60 $253 (millions) *Revenue requirement of $443 less proposed reductions to: delay recognition of Choice Incentive Mechanism base reset ($123); defer increased pension/OPEB expense ($47); temporarily reduce Nuclear Decommissioning surcharge ($20). April 1 April 29 June August October Staff Testimony Self-implementation(on or after 04/29) Briefs / Reply Briefs Proposal for Decision Final Order by 10/29 Rate Case Schedule

2011 Cash Flow Guidance Cash Flow Summary (billions) 2011 cash from operations expected to be higher than 2010 driven by lower tax payments2011 capital spending increases $200 million versus 2010 due to: Increased environmental spendIncreased non-utility investmentsIssued $180 million of equity in 2010 for pension and employee benefit programsNo expected equity issuance in 2011 23 2011 Drivers Equity issued for employee benefit programs is considered non-cash and not included in financing activities

2011 Capital Expenditure Guidance Capital Expenditures Summary (millions) Detroit EdisonHigher environmental capital for scrubbers at Monroe Power PlantSignificant renewable construction in 2011; 56 turbines to be acquired from partner in late 2011 or early 2012 for $200 million MichConHigher operational capital for pipeline integrity and meter relocation project Non-UtilityPlan for $200 - $300 million of capital investment 24 2011 Drivers

Targeted Financial Metrics

DTE Energy

Leverage*



Target
50% - 52%
53%
51%
51%
2009
2010
2011E

Funds from Operations / Debt*



Target
22% - 24%
22%
28%
23%
2009
2010
2011E

- A strong balance sheet continues to be a key priority
- Leverage and cash flow metrics within or above targeted ranges
- In December 2010, S&P upgraded the credit ratings of DTE Energy, Detroit Edison and MichCon to reflect decreasing regulatory risk and improved financial measures
- Detroit Edison issued $600 million of debt in 2010 at an average rate of 4.2%
- Successfully renewed $1.8 billion of bank credit lines in August 2010
- $1.7 billion of available liquidity at year end 2010

*Debt excludes securitization, a portion of MichCon's short-term debt, and considers 50% of the trust preferreds as equity

25

(CHART) Our Dividend is Well Supported 26 Increased annualized dividend from $2.12 per share to $2.24 per share in 2010; 5.7% increaseDividend yield currently in-line with utility peersPayout ratio is in-line with 60%-70% targetDividend remains well supported Dividend Yield (as of February 2011) 4.8%

Investment Thesis

DTE Energy

DTE Energy has a plan it believes will provide 5% - 6% long-term operating EPS growth, an attractive dividend yield and a strong balance sheet

- **Utility growth plan driven by mandated investments**
- **Constructive regulatory structure and continued cost savings enable utilities to earn their authorized returns**
- **Plans in place to achieve operational excellence and customer satisfaction that are distinctive in our industry, with a focus on customer affordability**
- **Meaningful, low-risk growth opportunities in non-utility businesses continue to provide diversity in earnings and geography**





5%-6% Average Annual EPS Growth

+

Attractive Dividend





27

Contact Us DTE Energy Investor Relationswww.dteenergy.com/investors313-235-8030 28

Appendix

DTE Energy

Michigan Public Service Commission (MPSC)

- The Michigan Public Service Commission is composed of three members appointed by the Governor with the advice and consent of the Senate.
- Commissioners are appointed to serve staggered six-year terms.
- No more than two Commissioners may represent the same political party.
- One commissioner is designated as chairman by the Governor.



Orjiakor Isiogu
Chairman
Appointed: 9/9/07
Term Ends: 7/2/13
(Democrat)



Monica Martinez
Commissioner
Appointed: 7/3/05
Term Ends: 7/2/11
(Democrat)



Greg White
Commissioner
Appointed: 12/4/09
Term Ends: 7/2/15
(Independent)

Source: MPSC website - www.michigan.gov/mpsc - Jan. 2010

30

Detroit Edison Generation Portfolio 31

Power & Industrial driven by higher coke sales and Steel Industry Fuels tax creditEnergy Trading driven primarily by lower economic performance and accounting timing 2010 Operating Earnings Variance Full year rate increase and normal weather partially offset by higher depreciation and 2009 property tax settlement Drivers * Reconciliation to GAAP reported earnings included in the appendix Detroit Edison MichCon June 2010 rate order partially offset by warmer weather, lower midstream revenues and conservation Operating Earnings* (millions, except EPS) 2010 2009 Change Non-Utility (millions) 32

DTE Energy Trading Reconciliation of Operating Earnings* to Economic Net Income

DTE Energy

(millions)



6
16
22
FY 2010 Operating Earnings*
Accounting Adjustments**
FY 2010 Economic Net Income
75
(13)
62
FY 2009 Operating Earnings*
Accounting Adjustments**
FY 2009 Economic Net Income

- Economic net income equals economic gross margin*** minus O&M expenses and taxes.
- DTE Energy management uses economic net income as one of the performance measures for external communications with analysts and investors.
- Internally, DTE Energy uses economic net income as one of the measures to review performance against financial targets and budget.

Energy Trading Operating Earnings*
($ millions, after-tax)

	YTD 2010	YTD 2009
Realized	$54	$104
Unrealized	(2)	18
O&M / Other	(46)	(47)
	$6	$75

* Reconciliation to GAAP reported earnings included in the appendix

** Consists of the income statement effect of not recognizing changes in the fair market value of certain non-derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not MTM, instead are recognized for accounting purposes on an accrual basis.

*** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non-derivative contract costs

33

Energy Trading Faced Unique Market Challenges in 2010

DTE Energy

Operating Earnings*
(millions)



$53
$43
$75
$6
$10 - $40
~$45 million average
2007
2008
2009
2010
2011E

Historically has contributed strong operating earnings and cash flow

In addition, Energy Trading provides:
- Strategic market intelligence
- Execution capability for other DTE segments to support hedging and risk management initiatives

2010 provided marketplace challenges:
- Oversupplied gas market
- Significantly lower volatility and liquidity
- Regulatory changes and uncertainty associated with financial reform

Response to recent challenges has been a greater focus on marketing and origination business

Continuation of market challenges in 2011 could again pressure earnings below historical levels

* Reconciliation to GAAP reported earnings included in the appendix

34

Barnett Shale Operating Metrics 35 Continue to prudently manage and develop oil and gas assets Invest $25 millionDrill up to 25 wells Produce 6 Bcfe net, increase oil productionFocus on water handling & production optimization 17 new wells on-line, 3 acquiredProduction of 4.8 BcfeIncreased oil production 39%Capital expenditures $26 millionAcquired 7k acres, net 2010 Results 2011 Goals (CHART) (CHART) (CHART) Net Production (Bcfe) Gross Producing Wells 194 Reserves (Bcfe) Acreage Position (000's Acres) Net Undeveloped Net Developed 16 YE2010 54 70 15 48 YE2009 63 YE2010 YE2009 174 4.8 YE2009 5.0 (CHART) YE2010 YE2009 Probable(Unaudited) Proved 354 201 555 255 234 489 YE2010

DTE Unconventional Gas Valuation 14% decrease in proved reserves in 2010 due primarily to removal of reserves that exceed 5 year development limit for Proven Undeveloped classification; majority of reduction shifted to probableIncreased focus on crude oil directed investmentsOil commands a premium value versus natural gas Oil currently accounts for about 5% of proved reserves and ~12% of the valueOil accounts for 20% of probable reserves and ~50% of the value Reserves Value* Low Value High Value (Bcfe) ($ per mcfe) ($ millions) ($ millions) Proved 201 $1.50 - $2.00 $300 $400 Probable 354 $0.25 - $1.00 $100 $350 Total 555 $400 $750 36 * Value based on comparative shale transactions adjusted for gas/natural gas liquid/oil mix

2010 Capital Expenditures and Cash Flow DTE Energy Cash Flow (billions) DTE Energy Capital Expenditures (millions) 37

38 Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Reconciliation of 2010 Reported to Operating Earnings * Deferral of previously expensed cost to achieve as allowed for in June 3, 2010 MPSC order (case - U-15985)

Reconciliation of 2009 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 39

Reconciliation of 2008 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 40

Reconciliation of 2007 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 41

Reconciliation of Other Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company's future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. 42 Gas Storage & PipelinesThere were no adjustments to reported earnings for Gas Storage & Pipelines in 2006